Nationwide Life and Annuity Insurance Company: • Nationwide VL Separate Account – C	Nationwide Life Insurance Company: Nationwide VLI Separate Account – 4

Prospectus supplement dated October 1, 2009

to Prospectus dated May 1, 2008

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Your prospectus offers the following underlying mutual fund as an investment option under your policy.  Effective October 30, 2009, this underlying mutual fund changed its name as indicated below:

Old Name	New Name
Legg Mason Partners Variable Equity Trust: Legg Mason Partners Variable Small Cap Growth Portfolio – Class I	Legg Mason Partners Variable Equity Trust: Legg Mason ClearBridge Variable Small Cap Growth Portfolio Class I

For further information or forms, please contact Nationwide at:

Nationwide Life Insurance Company
One Nationwide Plaza, RR1-04-F4
Columbus, Ohio 43215
1-800-848-6331
TDD: 1-800-238-3035